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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 15, 2007
                Date of report (Date of earliest event reported)


                                IMAX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


              CANADA                    0-24216                98-0140269
       (State or Other                (Commission           (I.R.S. Employer
Jurisdiction of Incorporation)        File Number)        Identification Number)


           2525 SPEAKMAN DRIVE, MISSISSAUGA, ONTARIO, CANADA, L5K 1B1
             (Address of Principal Executive Offices) (Postal Code)


                                 (905) 403-6500
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
CERTAIN OFFICERS.

On February 15, 2007, IMAX Corporation (the "Company") entered into amended employment agreements with each of Richard L. Gelfond and Bradley J. Wechsler, the Company's Co-Chief Executive Officers. Copies of the agreements are filed herewith as Exhibit 10.30 and Exhibit 10.31 and are incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS

EXHIBIT NO.     DESCRIPTION
----------      -----------
10.30           Amended Employment Agreement, dated February 15, 2007 between
                IMAX Corporation and Richard L. Gelfond.

10.31           Amended Employment Agreement, dated February 15, 2007 between
                IMAX Corporation and Bradley J. Wechsler.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          IMAX CORPORATION
                                          (Registrant)


Date:  February 16, 2007                  By:  "Robert D. Lister"
       ------------------------                ---------------------------------
                                          Name: Robert D. Lister
                                                Executive Vice President,
                                                Business & Legal Affairs and
                                                General Counsel


                                          By:  "G. Mary Ruby"
                                               ---------------------------------
                                          Name: G. Mary Ruby
                                                Senior Vice President, Legal
                                                Affairs and Corporate Secretary



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